Prospectus

September 28, 2012

Hatteras Alternative Mutual Funds

Multiple Hedge Fund Managers
Multiple Hedge Fund Strategies
Mutual Fund StructureSM

HATTERAS MANAGED FUTURES STRATEGIES FUND

CLASS A: HMFAX          INSTITUTIONAL CLASS: HMFIX

Investment Advisor: Hatteras Alternative Mutual Funds, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Defining Alternatives

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SUMMARY SECTION

HATTERAS MANAGED FUTURES STRATEGIES FUND (the “Fund”)

Investment Objective
The Hatteras Managed Futures Strategies Fund seeks to achieve positive returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by traditional equity markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on page 19 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on page 34 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional Class

Management Fees	None	None
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Operating Services Fee) (2)	0.84%	0.59%
Acquired Fund Fees and Expenses (2)	2.00%	2.00%
Total Annual Fund Operating Expenses	3.09%	2.59%
Less: Fee Waivers and Expense Reimbursements	-0.10%	-0.10%
Net Annual Fund Operating Expenses(3)	2.99%	2.49%
(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)	Other Expenses are based on existing contractual arrangements. Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

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(3)
The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.49% and 2.99% of average daily net assets for the Institutional Class shares and Class A shares, respectively (the “Expense Caps”).  The Advisor has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Fund to ensure that its Net Annual Fund Operating Expenses do not exceed the Expense Caps.  The Expense Caps will remain in effect through at least April 30, 2013, and may be terminated only by the Trust’s Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A	$763	$1,375
Institutional Class	$252	$796

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Managed Futures Strategies Fund pursues its investment objective by investing primarily in an affiliated Managed Futures Strategies portfolio (the “Underlying Fund”).  The Fund invests its assets in the Underlying Fund consistent with its objective of achieving returns consistent with the broad U.S. equities market with moderate correlation to traditional U.S. equities market indices and lower volatility of monthly returns over a market cycle.  The Fund may also invest in other non-affiliated investment companies primarily including exchange-traded funds (“ETFs”) (collectively, with the Underlying Fund, the “Underlying Investments”).  Such Underlying Investments will primarily be managed futures funds.

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The Fund is classified as non-diversified.  A non-diversified investment company may invest in the securities of fewer issuers than diversified portfolio funds at any one time.  However, through its investment in one or more of the Underlying Investments, the Fund is expected to indirectly own a diversified portfolio.  The Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in one or more of the Underlying Investments. The Fund’s strategy to achieve its objective is to invest, indirectly through its investment in one or more of the Underlying Investments, in the commodities and financial futures markets, as well as the fixed-income securities market.

Other than assets temporarily invested for defensive purposes, the Fund’s assets will be invested in one or more of the Underlying Investments and not directly in the commodities and financial futures markets, or the fixed-income securities market.  The investment policies and restrictions with regard to investments and the associated risks set forth below and throughout this Prospectus are those of the Underlying Investments and are applicable to the Fund as a result of the Fund’s investment in the Underlying Investments.  The Fund’s performance and ability to achieve its objective relies on that of the Underlying Investments in which it invests.

The Fund has no policy with respect to the rating or maturity of the debt securities in which it may invest and thus may invest in debt securities of varying qualities and maturities, including bonds commonly referred to as “junk bonds”.  Derivative instruments in which the Fund may invest through its investment in the Underlying Investments include options, futures and swaps.  The Fund, indirectly through its investment in the Underlying Investments, invests in these types of instruments primarily to gain exposure to the commodities market, but also to reduce risk through hedging, or to take market risk.  The Fund may not invest more than 15% of its net assets in illiquid securities.  The Underlying Investments may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

The Advisor seeks to utilize Underlying Investments that employ various investment strategies whose performance is not correlated with major financial market indices.  The Advisor believes that the use of such Underlying Investments may mitigate losses in generally declining markets because the Fund will be invested in one or more Underlying Investments utilizing non-correlated strategies.  However, there can be no assurance that losses will be avoided.  Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may cease to function as anticipated.  A brief description of the managed futures investment strategy to be employed by the Underlying Investments, including the fixed-income component of the strategy, is included below.

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•	Managed Futures

o
Managed Futures – Discretionary. The Underlying Investments may employ discretionary strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions.  Positions may be traded actively in developed and emerging markets, focusing on both absolute and relative levels on equity markets, interest rates/fixed income markets, currency and commodity markets and frequently employing spread trades to isolate a differential between instruments identified by the trading advisor to be inconsistent with expected value.

o
Managed Futures – Systematic. The Underlying Investments may employ systematic strategies that implement processes typically as a function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. These strategies employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes.

•
Fixed Income. The fixed income component of the managed futures strategy invests the Fund’s assets primarily in investment grade fixed income securities (of all durations and maturities) and ETFs in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s managed futures portfolio. The fixed income sub-strategy may also include investments in exchange-traded notes (“ETNs”).

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Aggressive Investment Risks:  The Underlying Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Underlying Investments use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Investments may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

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•
Managed Futures Strategy/Commodities Risks. Exposure to the commodities markets through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Additionally, the Trust has not requested or received a private letter ruling from the Internal Revenue Service (“IRS”) to the effect that subpart F income derived by the Managed Futures Strategies Portfolio of the Underlying Funds Trust from its investment in the subsidiary will constitute qualifying income for the Underlying Funds Trust under Internal Revenue Code section 851(b)(2).  The IRS has granted private letter rulings to 43 regulated investment companies utilizing similar structures.  However, in late July 2011, the IRS indicated that the granting of these private letter rulings is currently suspended pending the issuance of further guidance on the subject by the IRS.  Private letter rulings are binding on the IRS only with respect to the particular taxpayers who obtained the rulings.  Therefore, the Fund and the Underlying Funds Trust are relying instead upon an opinion of counsel that subpart F income derived by the Managed Futures Strategies Portfolio of the Underlying Funds Trust from its investment in the subsidiary should constitute qualifying income for the Underlying Funds Trust under Internal Revenue Code section 851(b)(2).  If the IRS ultimately changes its position regarding the treatment of such income, the Managed Futures Strategies Portfolio of the Underlying Funds Trust will likely need to significantly change its investment strategies, which could adversely affect the Fund.  The Fund will assess available options if and when such occasion arises.

Also note that as a result of the new regulations recently adopted by the Commodity Futures Trading Commission (“CFTC”), the Fund and/or certain other entities may have to register as a commodity pool with the CFTC. If the Fund is required to register as a commodity pool, the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools.  Additionally, the Advisor may also be subject to CFTC regulation if the Fund is deemed to be a commodity pool.

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•
Shares of Other Investment Companies Risks: The Fund and the Underlying Investments may invest in or sell short shares of other investment companies, including ETFs, as a means to pursue their investment objectives.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Investments.  You will indirectly bear fees and expenses charged by the Underlying Investments in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•
Derivative Securities Risks: The Underlying Investments may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Underlying Investments and therefore the Fund. The Underlying Investments could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Investments are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•
Options and Futures Risks: The Underlying Investments may invest in options and futures contracts. The Underlying Investments also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Investments bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Investments may have difficulty closing out their positions.

•
Fixed Income Securities Risk.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Underlying Investments.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

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•
Swap Agreement Risks: The Underlying Investments may enter into equity, interest rate, index, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

•
High Portfolio Turnover Rate Risk: The Underlying Investments’ and the Fund’s investment strategy may result in high turnover rates.  In addition, the Underlying Investments’ and the Fund’s portfolio turnover rate may increase in response to meeting liquidity needs or increased market volatility, or both.  A high portfolio turnover rate may increase the Underlying Investments’ and respectively, the Fund’s short-term capital appreciation and increase brokerage commission costs. To the extent that the Underlying Investments and the Fund experience an increase in brokerage commissions due to a higher turnover rate, the performance of the Underlying Investments and respectively, the Fund, could be negatively impacted by the increased expenses incurred by the Underlying Investments and respectively, the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

•
Industry Concentration Risks. The Fund, through it investment in the Underlying Investments, concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Underlying Investments were diversified across different sectors and markets.  The Fund may also have significant exposure to instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries).

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•
Non-Diversification Risk: A fund that is a non-diversified investment company means that more of a fund’s assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of a fund’s shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.hatterasmutualfunds.com or by calling the Fund toll-free at 1-877-569-2382.

Management
Investment Advisor:  Hatteras Alternative Mutual Funds, LLC is the investment advisor of the Fund.

Portfolio Managers:  The Fund is managed by the following co-portfolio managers.

Portfolio Managers	Years of Service with the Fund	Primary Title
Michael P. Hennen, CFA	Since Inception	Director of Public Investments
Robert Murphy, CFA, FRM, CAIA	Since Inception	Director of Risk Management

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hatteras Managed Futures Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary.  You may also purchase and redeem Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

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Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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NINE

 INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES, POLICIES AND RELATED RISKS

This Prospectus has information you should know before investing.  Please read it carefully and keep it with your investment records.

Investment Advisor
Hatteras Alternative Mutual Funds, LLC

Trading Advisors
2100 Xenon Group
Dominion Capital Management Fund Advisors, Inc.
Northfield Trading LP
Revolution Capital Management, LLC

Investment Objective
The Hatteras Managed Futures Strategies Fund seeks to achieve a positive return in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by traditional equity markets.  The Fund’s investment objective may be changed without shareholder approval.  The Fund will provide shareholders with 60 days’ notice before changing its investment objective.  As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

Principal Investment Strategies and Policies
To achieve its investment objective, the Fund, under normal market conditions, will invest, through its investment in the Underlying Investments, in the commodities and financial futures markets, as well as the fixed-income securities market.  The securities held by the Fund, through its investment in the Underlying Investments, may include options, swaps and futures contracts, privately negotiated options, ETNs, shares of investment companies as well as fixed-income securities of any maturity or quality.  The Fund seeks to achieve its objective by allocating its assets among a professionally selected group of one or more of the Underlying Investments that employ a variety of investment techniques and strategies. By allocating its assets among one or more of the Underlying Investments, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector-related event volatility.  Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

As a fund of funds, the Fund seeks to achieve its investment objective by investing in other affiliated and non-affiliated investment companies, the Underlying Investments.  The Fund is classified as non-diversified and, therefore, is not required to maintain, as to 75% of its assets, 5% or less of its assets in any single issuer.

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The Advisor seeks to utilize Underlying Investments that employ various investment strategies whose performance is not correlated with major financial market indices.  Although the Advisor believes that the use of different trading strategies and securities provides greater diversification that may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided.  Investment strategies that have historically been non-correlated or demonstrated low correlation to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may cease to function as anticipated.  The major investment strategy to be employed is:

•	Managed Futures

o
Managed Futures – Discretionary. The Underlying Investments may employ discretionary strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions.  These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables.  Positions may be traded actively in developed and emerging markets, focusing on both absolute and relative levels on equity markets, interest rates/fixed income markets, currency and commodity markets and frequently employing spread trades to isolate a differential between instruments identified by the trading advisor to be inconsistent with expected value. Portfolio positions typically are predicated on the evolution of investment themes the trading advisor expects to materialize over a relevant timeframe, which in many cases contain contrarian or volatility focused components.

o
Managed Futures – Systematic. The Underlying Investments may employ systematic strategies that implement processes typically as a function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. These strategies employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. These strategies typically employ quantitative processes which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, these strategies benefit most from an environment characterized by persistent, discernable trending behavior.

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•
Fixed Income. The Advisor expects the Underlying Investments to allocate assets that are not allocated to the managed futures strategy to a fixed income strategy that invests primarily in investment grade fixed income securities (of all durations and maturities) and ETFs in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s managed futures portfolio. The fixed income strategy may also include investments in ETNs.

The Underlying Fund
The Advisor selects Trading Advisors for the Underlying Fund (the affiliated mutual fund in which the Fund invests) and allocates the assets of the Fund among its respective Trading Advisors.  The Advisor reviews a wide range of factors in evaluating each Trading Advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Trading Advisors, assets under management and number of clients.  As part of its due diligence process, the Advisor conducts a comprehensive review of each Trading Advisor, its investment process and organization.  The Advisor conducts interviews with each Trading Advisor’s key personnel, with third party references and industry sources.

The Underlying Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor and has the same investment objective as the Fund and the Underlying Fund. The Subsidiary invests the majority of its assets in accounts, the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor pursuant to such Trading Advisor’s managed futures program.

The Advisor regularly evaluates each Trading Advisor to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory.

Investment Strategy of the Underlying Fund
Hatteras Alternative Mutual Funds, LLC is Advisor to the Fund, as well as to the following Underlying Fund which will primarily be utilized by the Fund:

Managed Futures Strategies Underlying Fund
This Underlying Fund’s strategy allocates its assets to a “managed futures” strategy, which includes as a component, a “fixed-income” sub-strategy. The managed futures strategy is intended to capture macroeconomic trends in the commodities and financial futures markets, and the fixed-income sub-strategy is intended to generate interest income to add diversification to the returns generated by the Underlying Fund’s portfolio.

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The Underlying Investments also have the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; (b) borrowing money from banks or other financial institutions to purchase securities; and (c) investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies.

The Advisor continuously monitors the investment positions owned by the Fund to ensure compliance with the Fund’s investment objective and the investment restrictions detailed in its Prospectus and SAI.  The Advisor generally expects the Fund’s assets to be invested across various sectors.

FUND OF FUNDS STRUCTURE

The Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in one or more Underlying Investments.  Each Underlying Investment invests its assets pursuant to a different investment objective and a different investment style.  In addition to its own expenses, the Fund bears a pro rata portion of the expenses of the Underlying Investments in which it invests.  The expenses in the Underlying Investments will include management, administrative and operational expenses, as well as those expenses related to the ongoing management of the Underlying Investment’s portfolio, such as brokerage commissions, dividends paid out on short positions and interest on borrowing for leverage purposes.  The operating expenses of the Underlying Fund, as well as the Fund, are contractually capped.  The Fund’s investments in non-affiliated investment companies will not necessarily be capped.  As a result of the affiliated structure under which the Fund operates and the capping of operating expenses of the Fund and the Underlying Fund in which the Fund primarily invests, the risk of layering fees inherent in a traditional fund of funds structure does not apply.

MASTER/FEEDER FUND STRUCTURE

As a mutual fund of funds, the Fund pursues its investment objective by investing primarily in other affiliated and non-affiliated mutual funds.  In lieu of investing directly in Underlying Investments, the Fund is authorized to seek to achieve their investment objectives by converting to a Master/Feeder Fund Structure pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as such Fund. This Master investment company would then allocate its assets among one or more of the affiliated Underlying Funds.  The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thus achieving certain economies of scale. The SAI contains more information about the Fund, the Master/Feeder Fund Structure and the types of securities in which the Fund may invest.  The Fund is not currently operating in this structure.

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SHARE CLASSES

The Fund issues its shares in two classes:  Class A and Institutional Class shares.  Class A shares are offered at NAV per share with a front-end sales charge.  The Class A shares pay an annual Rule 12b-1 fee of 0.25% of such Class A shares’ average daily net assets.  In addition, purchases of Class A shares of $1 million or more held for less than 18 months may be subject to a contingent deferred sales chare.  Institutional Class shares are offered at NAV per share without a front-end sales charge, shareholder servicing fee, Rule 12b-1 fee or contingent deferred sales charge.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  A list of the Fund’s underlying portfolio holdings as of each calendar quarter-end is available on the Fund’s website at www.hatterasmutualfunds.com within 60 days after the calendar quarter-end.  The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC.  The Annual and Semi-Annual Reports are available by contacting Hatteras Alternative Mutual Funds Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701 or calling 1-877-569-2382.

INVESTMENT ADVISOR

Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615, is registered as an investment advisor with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Fund’s business affairs.  The Advisor invests the assets of the Fund, either directly or by using Trading Advisors, according to the Fund’s investment objective, policies and restrictions.  Development of the Fund’s portfolio investment strategies and allocations to Trading Advisors is done on a team management basis.  The Advisor furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

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FOURTEEN

Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”), the Fund does not pay the Advisor an annual advisory fee.  However, the Underlying Fund pays a management fee of 1.75% of its average daily net assets to the Advisor, pursuant to the Underlying Funds Trust’s investment advisory agreement with the Advisor.  The fees the Underlying Fund pays the Advisor are higher than fees typically paid by other mutual funds.  This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies.  A discussion of the factors that the Board of Trustees considered in approving the Fund’s Advisory Agreement will be available in the first shareholder report after the Fund commences operations, either the Semi-Annual Report as of June 30 or the Annual Report as of December 31.

The Advisor has also entered into an Operating Services Agreement, as amended (the “Services Agreement”) with the Fund to provide virtually all day-to-day services to the Fund.  Fees associated with the Services Agreement are class specific.  The Fund pays the Advisor an annual operating services fee at the following annual rates:

Class A	0.84%
Institutional Class	0.59%

Additionally, the Underlying Fund has entered into a similar operating services agreement with the Advisor, under which it pays the Advisor 0.25% of its average daily net assets.  The combined effect of the Underlying Fund’s management fee and operating services agreement is a total annual operating expense of 2.00% for the Underlying Fund.  Because the Fund primarily invests in the Underlying Fund, these acquired fund fees and expenses, combined with the Advisory Agreement, the Shareholder Servicing Agreement, the Rule 12b-1 Plan, the Services Agreement and the operating expense limitation agreement (discussed below), result in a cap or ceiling on the Fund’s ordinary annual operating expenses at the following annual rates (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies,  litigation and other extraordinary expenses):

Class A	2.99%
Institutional Class	2.49%
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Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, the Advisor will provide, or arrange to provide, essentially all day-to-day operational services to the Fund.  The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Fund as well as related bookkeeping expenses.

The Advisor has contractually agreed to waive its operating services fees and/or pay expenses of the Fund to ensure that the Fund’s Net Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table above through at least April 30, 2013.  The term of the Fund’s operating expenses limitation agreement is indefinite and it can only be terminated upon a vote of the Board of Trustees.  Any waiver in operating services fees or payment of expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid, subject to these limitations.  Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board of Trustees.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses.

INVESTMENT TRADING ADVISORS

The Advisor is responsible for selecting the Trading Advisors for the Underlying Fund. The Trading Advisors will be engaged to trade in accordance with the Underlying Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board of Trustees. Each Trading Advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the Underlying Fund assets it trades.

The Advisor will pay each Trading Advisor monthly an annual fee in accordance with the terms of the Trading Agreement entered into with the Trading Advisor from the 1.75% advisory fee paid to the Advisor pursuant to the Underlying Funds Trust’s Advisory Agreement.  The Fund is not responsible for the payment of any Trading Advisor fees.

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A discussion regarding the basis for the Board of Trustees’ approval of the Trading Advisors’ Trading Agreements is available in the Underlying Funds Trust’s annual report dated December 31, 2011.

2100 Xenon Group
The Advisor has entered into a Trading Agreement with 2100 Xenon Group (“2100 Xenon”) to manage a portion of the Managed Futures Strategies portfolio.  2100 Xenon is located at 430 West Erie Street, Suite 300, Chicago, IL 60654, is a registered investment adviser and is registered as a Commodity Trading Advisor (“CTA”).  2100 Xenon provides portfolio management and trading services to high net worth individuals, pooled investment vehicles and corporations.

Dominion Capital Management Fund Advisors, Inc.
The Advisor has entered into a Trading Agreement with Dominion Capital Management Fund Advisors, Inc. (“Dominion”) to manage a portion of the Managed Futures Strategies portfolio.  Dominion is located at 12935 S. West Bayshore Dr., Suite 420, Traverse City, MI 49684, is a registered investment adviser and is registered as a CTA.  Dominion provides trading services to high net worth individuals.

Northfield Trading LP
The Advisor has entered into a Trading Agreement with Northfield Trading LP (“Northfield”) to manage a portion of the Managed Futures Strategies portfolio.  Northfield is located at 3609 S. Wadsworth, Suite 250, Denver, CO 80235-2110, is a registered investment adviser and is registered as a CTA.  Northfield provides trading services to high net worth individuals and pooled investment vehicles.

Revolution Capital Management, LLC
The Advisor has entered into a Trading Agreement with Revolution Capital Management, LLC (“Revolution”) to manage a portion of the Managed Futures Strategies portfolio.  Revolution is located at 520 Zang Street, Suite 209, Broomfield, CO 80021, and is registered as a CTA.  Revolution provides trading services to high-net worth individuals and institutional investors.

PORTFOLIO MANAGERS

Mr. Michael P. Hennen, CFA serves as a voting member of the Investment Committee for the Fund and is responsible for the oversight of the investment process and sub-advisor and trading advisor due diligence and selection.  Prior to joining the Advisor in April of 2009, Mr. Hennen was a Vice President at Morgan Stanley in the Graystone Research Group, an alternative investments advisory group within Morgan Stanley, where he was on the Investment Committee and led the sourcing, evaluation, execution, and monitoring of alternative investments across a variety of strategies.  Before joining Morgan Stanley in 2000, Mr. Hennen was an Analyst at Morningstar in Chicago.  Mr. Hennen received his Bachelor of Business Administration degree in Finance from Western Michigan University.  Mr. Hennen has also earned his designation as a Chartered Financial Analyst (CFA).

Mr. Robert J. Murphy, CFA, FRM, CAIASM serves as a voting member of the Investment Committee for the Fund and is responsible for the development of internal risk management.  Mr. Murphy was previously with Ivy Asset Management Corp. LLC (“Ivy”), a division of BNY Mellon Asset Management, where he served as a Managing Director in the Investments and Investment Products and Strategy groups.  At Ivy, Mr. Murphy was responsible for investment research and assisted with product development and portfolio management.  Prior to joining Ivy in 2008, Murphy was a Partner and Director of Risk Management at Meridian Capital Partners, where he worked in various senior capacities since 2001.  Previously, Murphy held senior fixed income investment banking positions with A.G. Edwards, Cowen & Company, Donaldson, Lufkin & Jenrette, and Bear Stearns & Co., Inc.  Mr. Murphy received Bachelor of Arts and Masters in Business Administration degrees from the State University of New York at Albany.  He earned his designation as a Chartered Financial Analyst (CFA) and has also earned designations as a Financial Risk Manager (FRM) and Chartered Alternative Investment Analyst (CAIA).

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund will be determined at the close (generally 4:00 p.m., Eastern time) of the New York Stock Exchange (“NYSE”) on each day it is open for business and will be computed by determining the aggregate market value of all assets, based on the NAV per share of each of the Underlying Investments, of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The determination of NAV per share for a particular day is applicable to all account applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.  If events occur during the course of a day on which the Fund determines its NAV per share which, in the Advisor’s opinion, materially affect the value of one or more portfolio securities of the Underlying Fund, these securities will be valued at their fair value as determined in good faith by the policies and procedures adopted by the Board of Trustees.  Examples of such events include, but are not limited to, securities which are not traded on a national stock exchange, and therefore closing prices are not available; securities not quoted by an independent pricing service; or securities for which current quotations are not available from other independent sources.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

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Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the Nasdaq Global Market System shall be valued at the most recent trade price.

Options and futures contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the mean of the last bid and asked prices. In the absence of a sale, Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

Fair value determinations may be required for the following securities: (1) securities for which market quotations are insufficient or not readily available at the valuation time on a particular business day; (2) securities for which, in the judgment of the Advisor, Sub-Advisor(s) or Trading Advisor(s), the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor, Sub-Advisor(s) or Trading Advisor(s) to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; and (3) securities determined to be illiquid in accordance with the Fund’s liquidity procedures.

HOW TO PURCHASE SHARES

Certain individuals may purchase Institutional shares at NAV per share, or Class A shares at NAV per share, plus the applicable sales charge by sending a completed account application to one of the following addresses:

Regular Mail	Express/Overnight Mail
Hatteras Managed Futures Strategies Fund (specify class) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Managed Futures Strategies Fund (specify class) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note:
The Fund does not consider the United States Postal Service or any other independent delivery service to be their agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

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Institutional Class Shares
Institutional Class shares of the Fund may be purchased through a financial intermediary and are primarily intended for qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s Distributor or for investment plans such as “wrap accounts” which have entered into an agreement with the Fund’s Distributor.  For example, Institutional Class shares may be purchased by financial intermediaries who (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Fund’s principal underwriter to offer Institutional Class shares through their no-load network or platform. Clients of these financial intermediaries may include, but are not limited to, individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans).  Institutional Class shares may also be purchased by other institutional investors subject to a $1 million investment minimum for all accounts.

Class A Shares
Class A shares of the Fund are retail shares that require you to pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

If you purchase Class A shares of the Fund you will pay the public offering price (“POP”), which is the NAV next determined after your order is received, plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.  The sales charge is determined as follows:

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount .Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	See Below

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Fund without a dealer of record.

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A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed, as described above.

Class A Sales Charge Reductions and Waivers
You may be able to reduce the sales charge on Class A shares of the Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.  The programs described below and others are explained in greater detail in the SAI.

Reinvested Distributions:  You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Fund.

Account Reinstatement:  You pay no sales charges on Class A shares you purchase with the proceeds of a redemption of Class A shares of the Fund within 120 days of the date of the redemption.  To reinvest in Class A shares at NAV (without paying a sales charge), you must notify the Fund in writing or notify your financial intermediary at the time of the transaction.

Letter of Intent (“LOI”):  By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds.  The investment must satisfy the initial purchase agreement.  Reinvested distributions do not count as purchases made during this period.  The Fund will hold in escrow shares equal to approximately 4.75% of the amount of shares you indicate in the LOI.  If you do not invest the amount specified in the LOI before the expiration date, the transfer agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date.  Otherwise, the transfer agent will release the escrowed shares when you have invested the agreed amount.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

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Rights of Accumulation (“ROA”):  You may combine the value at the current public offering price of Class A shares of the Fund with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase.  The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment.  ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount.  The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.  In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.  Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Advisor and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor and its affiliates.

•	Current employees of:
o	The transfer agent;
o	Broker-dealers, (including their affiliates) who act as selling agents for the Fund/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

More information regarding the Fund’s sales charges, breakpoint thresholds and waivers is available in the SAI and free of charge on the Fund’s website: www.hatterasmutualfunds.com.  Click on “Breakpoints and Sales Loads.”

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Distribution and Service (Rule 12b-1) Plan
The Fund has adopted a Distribution and Service Plan or “Rule 12b-1 Plan.” Under the plan, Class A shares pay a distribution fee of 0.25% of the average daily net assets of the class to the Fund’s Distributor or certain other third parties to finance any activity which is principally intended to result in the sale of Class A shares.

Since the Fund’s assets are used to pay Rule 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.  Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Minimum and Additional Investment Amounts
The minimum initial investment for individuals, IRAs, corporations, partnerships and trusts is $1,000.  The minimum for subsequent investments is $250.  Shares of the Fund are offered on a continuous basis.  The Fund, however, reserves the right, in their sole discretion, to reject any account application to purchase shares.  After you open an account, you may purchase additional shares by sending a check together with the remittance stub from your most recent confirmation statement or a note stating the name(s) on the account and the account number, to the above address.  Institutional Class shares are subject to a $1 million investment minimum for all accounts.

Waiving Your Initial Minimum Investment
The Advisor may waive the initial minimum in certain circumstances, including but not limited to the following:

•	Transfers of shares from existing accounts if the registration or beneficial owner remains the same.
•	Employees of the Advisor and its affiliates and their families.
•	Employees benefit plans sponsored by the Advisor.
•	Certain wrap programs offered by financial intermediaries.
•	Trustees of the Fund and their families.
•	Institutional clients of the Advisor.

The initial minimum investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Advisor to reach $1 million.

Make all checks payable to “Hatteras Managed Futures Strategies Fund (specify class).”  All purchases by check must be in U.S. dollars drawn on a U.S. financial institution.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  Also, to prevent check fraud, the Fund does not accept third-party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  If your payment is not received, your check does not clear or your electronic funds transfer via ACH is rejected, your purchase will be canceled.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.  In addition to any loss sustained by the Fund, a $25.00 charge may be imposed if your check does not clear.  Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  Shares are held in street name for the owners.  The Fund reserves the right to reject any purchase in whole or in part.

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The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new account application, you will be required to supply the Fund your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Please consult your financial advisor to determine if you are eligible to purchase shares of the Fund through a qualified financial intermediary account.

When Order is Processed
All shares will be purchased at the NAV per share, plus any applicable sales charge, next determined after the Fund receives your account application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

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Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

• the name of the Fund and class;
• the dollar amount of shares to be purchased;
• a completed account application or investment stub; and
· check payable to Hatteras Managed Futures Strategies Fund.

Purchase through Brokers
You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers or agents may set their own initial and subsequent investment minimums. Investors may be charged a fee if they effect transactions through a broker or agent.  The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Customer orders will be priced at the Fund’s NAV per share, plus any applicable sales charge, next computed after they are received by an authorized broker or the broker’s authorized designee.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Brokers are responsible for placing orders promptly with the Fund and for forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Telephone Purchase
Investors may purchase additional shares of the Fund by calling 1-877-569-2382.  If you elected this option on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network.  You must have banking information established on your account prior to making a purchase.  Each order must be in the amount of $250 or more.  Your shares will be purchased at the NAV per share, plus any applicable sales charge, calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern time.

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Purchase by Wire
To open an account or to make additional investments by wire, first call 1-877-569-2382 to notify the Fund of the incoming wire using the wiring instructions below:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA No.  075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account No.  112-952-137
Further Credit (fund name),
  (your name or the title on the account)
  (your account #)

Initial Investment – By wire
If you are making an initial investment in the Fund, before you wire funds, the Fund’s transfer agent must have a completed account application, which is included with this Prospectus.  Please contact the Fund’s transfer agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery, or facsimile.  Upon receipt of your completed account application, the transfer agent will establish an account for you and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.  Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

For Subsequent Investments – By wire
If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the transfer agent at 1-877-569-2382.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Fund’s transfer agent.  Your bank may charge you a fee for sending a wire payment to the Fund.  Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wire instructions.

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U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:    (fund name)
(your name/title on the account)
(account #)

Automatic Investment Plan
You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers.  After making an initial investment of at least $1,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Your account application must be received 15 business days prior to the initial transaction.  Please contact the Fund at 1-877-569-2382 for more information about the Fund’s Automatic Investment Plan.  Shareholders should notify the Fund’s transfer agent of any changes to their Automatic Investment Plan at least five business days prior to the effective date.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”).  We are unable to debit mutual fund or “pass through” accounts.  A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-569-2382 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Retirement Plans
You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-569-2382 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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Exchange Privilege
The Trust currently offers other mutual funds to investors.  You may exchange Class A shares of the Fund for Class A shares of any other mutual fund in the Trust, and vice versa, and your Institutional Class shares of the Fund for Institutional Class shares of any other mutual fund in the Trust (except that exchanges may not be made into or out of the Hatteras Hedged Strategies Fund).  You should carefully read the Prospectus of the other fund before exchanging shares into that fund.  Be advised that exercising the exchange privilege consists of two transactions: a sale of shares of a fund and the purchase of shares in another.  Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses.  Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.  You should request your exchange prior to market close to obtain that day’s NAV per share.  Exchange requests received after the close of the NYSE will be treated as though received on the next business day.

Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances.  Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

REDEMPTIONS

You may sell (redeem) your Fund shares on any day the NYSE is open for business either directly to the Fund or through your investment representative.

Written Redemption Requests
You may redeem your shares by simply sending a written request to the Fund’s transfer agent.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration.  You should send your redemption request to:

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Regular Mail	Express/Overnight Mail
Hatteras Managed Futures Strategies Fund (specify class) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Hatteras Managed Futures Strategies Fund (specify class) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Note
The Fund does not consider the United States Postal Service or any other independent delivery service to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Redeeming by Telephone
If you complete the telephone redemption option on your account application, you may redeem shares having a value of up to $100,000 by telephone.  The proceeds will be sent on the business day following the redemption, but no later than the seventh business day after receipt.  The proceeds can be mailed to the address designated on your account, wired or electronic funds transferred directly to your existing account in any commercial bank or brokerage firm within the United States as designated on the Fund’s transfer agent’s records.  There is a $15 charge for each wire.  There is no charge to have proceeds sent by electronic funds transfer and credit will be available in two to three business days.  To redeem by telephone, call 1-877-569-2382.  IRA accounts are not redeemable by telephone.

If you decline the option, but wish to add it at a later time, a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source will be required.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, U.S. Bancorp Fund Services, LLC, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or U.S. Bancorp Fund Services, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or U.S. Bancorp Fund Services, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

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Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Wire Redemptions
If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer, but U.S. Bancorp Fund Services, LLC does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan
If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan (“SWP”) to provide for monthly, quarterly or annual payments.  Under the plan, payments of $500 or more can be sent by check to your address of record, or can be sent by electronic funds transfer through the Automated Clearing House (ACH) network to your pre-determined bank account.  This service may be terminated or modified by the Fund at any time.  A withdrawal under the SWP involves redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Fund’s transfer agent no later than five days before the next scheduled withdrawal.  If you wish to open a SWP, please indicate on your account application or contact the Fund at 1-877-569-2382.

When Redemptions are Sent
Once the Fund receives your redemption request in “good order” as described below, your redemption will be processed at the next determined NAV per share following receipt of your redemption request.  Proceeds will typically be sent on the next business day, but not later than the seventh day after redemption.  If you purchase shares using a check, and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

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Good Order
Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•	The request should be in writing, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	The request should include a signature guarantee, if applicable (see section titled, “When You Need Signature Guarantees” below).

When You Need Signature Guarantees
The Fund’s transfer agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.

A signature guarantee is required to redeem shares in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the transfer agent within the last 30 days; and/or
•	for redemptions over $100,000.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the transfer agent reserves the right to require a signature guarantee or signature validation stamp in other instances based on the circumstances.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants from the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantee.

Retirement Plans
If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to 10% back-up withholding tax.

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Redeeming through Broker
If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Low Balances
If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000, your account could be closed.  This will not apply to any account balances that drop below $1,000 due to a decline in NAV per share.  The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.  The Fund will not charge any redemption fee on involuntary redemptions.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows.  These cash flows can be disruptive to the portfolio manager’s attempts to achieve the Fund’s objectives.  Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance.  The Board of Trustees has developed and adopted a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include, monitoring trading practices, using fair value pricing, as determined by the Fund’s Board of Trustees, when the Advisor determines current market prices are not readily available.  These techniques may change from time to time as determined by the Fund in its sole discretion.

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Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive.  The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of Fund shares to be abusive. In addition, the Fund reserves the right to reject purchases and exchanges if they believe that such transactions would be inconsistent with the best interests of Fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the 1940 Act, the Fund’s distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing
The trading hours for most foreign securities end prior to the close of the NYSE, the time the Fund’s NAV per share is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV per share. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also adopted procedures, which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor does not represent fair value. The Fund may also fair value a security if the Fund or the Advisor believes that the market price is stale. Other types of securities that the Fund may hold for which fair pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income and net capital gain in December.  Distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income or, under current law, qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check into your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.

The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income or, under current law, qualified dividend income, depending on the source of such income to the Fund and any holding period requirements.  A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  Certain dividends or distributions declared in October, November or December as of a record date in such a month will be taxed to shareholders as if received in December, if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income tax with respect to an investment in a regulated investment company, if they have not funded such investment with borrowed funds.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

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On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, the IRS requires the Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The Fund will reject any account application that does not include a certified social security or taxpayer identification number.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold.  Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.  The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders.  A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered."  The Fund and its service providers do not provide tax advice.  You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

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IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES AND INTEREST
ON FUND BORROWING

The Fund, through its investment in affiliated Underlying Investments, may use modest leverage and short-selling techniques in pursuing its strategies.  Total Annual Fund Operating Expenses includes expenses paid by the Fund to vendors and its pro-rata share of such expenses paid by the Underlying Investments; also included are dividends paid out on short positions, and interest on borrowing for leverage purposes.  However, Total Annual Fund Operating Expenses excludes brokerage commissions.  Also, the short dividends expense is typically offset, in its entirety or in part, by the income derived from earnings on the cash proceeds of the short sales.  The actual impact of these expenses and income on the Fund may vary dramatically from year-to-year along with prevailing short-term interest rates, and portfolio composition and executive decisions.  Total Annual Fund Operating Expenses for the Fund, which includes the Fund’s expenses and its pro-rata share of expenses paid by the Underlying Investments (which includes an Advisory fee of 1.75% and an Operating Services fee of 0.25% for the Underlying Fund as well as acquired fund fees and expenses associated with the Fund’s investment in non-affiliated investment companies) and excludes these short dividends expense and income items, are capped contractually at the rates described above in the “Annual Fund Operating Expenses” section and the “Investment Advisor” section.

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FINANCIAL HIGHLIGHTS

Financial highlights are not available at this time because the Fund had not commenced operations prior to the date of this Prospectus.

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NOTICE OF PRIVACY POLICY & PRACTICES

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•           Social Security number
•           account balances
•           account transactions
•           transaction history
•           wire transfer instructions
•           checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

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What we do
Who is providing this notice?	Funds advised by Hatteras entities. A complete list is included below.
How does Hatteras Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?
We collect your personal information, for example, when you

▪      open an account
▪      provide account information
▪      give us your contact information
▪      make a wire transfer
▪      tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪affiliates from using your information to market to you
▪sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.

▪Our affiliates include companies with a Hatteras name, such as Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Alternative Mutual Funds, LLC, registered investment advisers; Hatteras Capital Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras entities such as Hatteras Core Alternatives 3(c)(1) Fund, L.P., Hatteras Core Alternatives Offshore Fund, Ltd., Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪Hatteras Funds doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Hatteras Funds doesn’t jointly market.
List of funds providing this notice
Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust and Hatteras Variable Trust.

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HATTERAS MANAGED FUTURES STRATEGIES FUND

Advisor	Hatteras Alternative Mutual Funds, LLC 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615
Distributor	Hatteras Capital Distributors, LLC 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615
Sub-distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Legal Counsel	Blank Rome LLP 405 Lexington Avenue New York, NY 10174
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Custodian	Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540 U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	KPMG LLP 777 East Wisconsin Avenue Milwaukee, WI 53202
For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (“SAI”): Additional information about the Fund is included in the SAI.  The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus).  The SAI provides more details about the Fund’s policies and management.  The SAI is available free of charge on the Fund’s website at http://www.hatterasmutualfunds.com.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-annual reports to shareholders.  The Fund’s Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  These reports will be available free of charge on the Fund’s website at http://www.hatterasmutualfunds.com.
To obtain free copies of these documents or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-569-2382. You may also write to:

Hatteras Alternative Mutual Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and obtain copies of Fund information at the SEC’s Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File No: 811-21079

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HATTERAS MANAGED FUTURES STRATEGIES FUND
Class A (HMFAX)
Institutional Class (HMFIX)

A series of Hatteras Alternative Mutual Funds Trust

STATEMENT OF ADDITIONAL INFORMATION

September 28, 2012

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of Hatteras Managed Futures Strategies Fund (the “Fund”) dated September 28, 2012, offering the following share classes: Class A and Institutional Class shares (the “Prospectuses”), copies of which may be obtained without charge by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-877-569-2882.

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THE TRUST

Hatteras Alternative Mutual Funds Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on April 12, 2002.  The Trust currently offers five series of shares to investors, the Fund, Hatteras Alpha Hedged Strategies Fund, Hatteras Long / Short Equity Fund, Hatteras Long / Short Debt Fund and Hatteras Hedged Strategies Fund (the “Hatteras Funds”).  Each Fund is classified as a non-diversified series of the Trust and has its own investment objective and policies. The Funds are set up in a fund-of-funds structure whereby each Fund invests in one or more affiliated portfolios and some Funds may also invest in non-affiliated investment companies.  The Trust may start another series and offer shares of a new fund under the Trust at any time.  This SAI relates only to the Fund.

The authorized capitalization of the Trust consists of 1 billion shares of beneficial interest of $0.001 par value per share (the “Shares”).  Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular Fund.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Board of Trustees shall promptly call and give notice of a meeting of shareholders for proposals when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Shareholders may purchase shares of the Fund through separate classes, Class A and Institutional Class shares.  The various classes provide for variations in distribution costs, voting rights and dividends.  To the extent permitted under the 1940 Act, the Fund may also provide for variations in other costs among the classes.  Except for differences among the classes pertaining to such costs, each share of the Fund represents an equal proportionate interest in the Fund.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  Expenses attributable to the Fund are borne by the Fund.  Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees in such manner as it allocates such expenses on the basis of relative net assets or number of shareholders.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

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Fund of Funds Structure
The Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in an affiliated mutual funds (the “Underlying Fund”) and may also invest in non-affiliated investment companies (collectively the “Underlying Investments”). Each Underlying Investment invests its assets pursuant to a different investment objective and a different investment style.  Hatteras Alternative Mutual Funds, LLC (the “Advisor”) may select from the Underlying Investments based upon changing markets and risk/return characteristics.  In addition to its own expenses, the Fund bears a pro rata portion of the expenses of the Underlying Investments in which it invests.  The expenses in the Underlying Investments will include management, administrative and operational expenses, as well as those expenses related to the ongoing management of the Underlying Investment’s portfolio, such as brokerage commissions, dividends paid out on short positions and interest on borrowing for leverage purposes.

Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure
In lieu of investing directly, the Fund is authorized to seek to achieve its investment objective by converting to a Master/Feeder Fund Structure pursuant to which the Fund would invest all or a portion of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.  The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a Master/Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Fund.  In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in the Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure.  No assurance can be given, however, that the Master/Feeder Fund Structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

The Fund’s methods of operation and shareholder services would not be materially affected by its investment in another investment company (“Master Portfolio”) having substantially the same investment objective and polices as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets. If the Fund invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers.  The Fund would otherwise continue their normal operation.  The Board would retain the right to withdraw the Fund’s investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so; the Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

The Board of Trustees has authorized this fundamental investment policy to facilitate a conversion to a Master/Feeder Fund Structure in the event that the Board of Trustees determines that such a conversion is in the best interest of the Fund’s shareholders.  If the Board so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a Master/Feeder Fund Structure.  Further, the Prospectus and SAI would be amended to reflect the implementation of the Fund’s conversion and its shareholders would be notified.  The Fund is not currently operating in this structure.

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INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this SAI and in the Prospectus, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy; or

(2)	more than 50% of a Fund’s outstanding shares.

These fundamental investment restrictions provide that:

(1)	The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(2)	The Fund may not borrow money except that it may borrow:

(a)	for leveraging purposes,
(b)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed).  Any such borrowings may be secured or unsecured.  The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)
The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)
The Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Fund’s assets may be indirectly exposed to industries in commodity sectors of an index; (c) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries) and (d) for the avoidance of doubt, this restriction shall not apply to the Fund’s counterparties in transactions in forward contracts, futures contracts, and other derivative instruments.  For purposes of complying with this restriction, the Fund will look through to the securities of the Underlying Investments.

(5)
The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

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(6)	The Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.

(7)
The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program.  Notwithstanding anything to the contrary herein, the Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and SAI.

(8)
The Fund may not purchase or sell physical commodities (provided the Fund may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws) unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are backed by physical commodities.  For purposes of complying with this restriction, the Fund will look through to the securities of the Underlying Investments.

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees without obtaining shareholder approval.  These non-fundamental investment restrictions provide that:

(1)
The Fund may not hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

(2)
The Fund may not sell short securities having a total market value in excess of 100% of the value of the net assets of the Fund, and the value of the securities of any one issuer in which the Fund is short may not exceed the lesser of: (a) 10% of the value of the Fund’s net assets or (b) 10% of the securities of any class of any issuer.

(3)
The Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(4)	The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

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If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation.  However, if at any time borrowings exceed 33 1/3% of total assets, the Fund must reduce its borrowings within three business days thereafter.  The Fund may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions.

INVESTMENT POLICIES

A more detailed discussion of some of the investment strategies and securities described in the Prospectuses (see “Investment Objective, Principal Investment Strategies, Policies and Related Risks”) appears below:

Additional Information on Investment Strategies and Securities
Each Underlying Investment may invest in the following types of strategies and securities including those discussed in the Prospectus:

Managed Futures

The Fund pursues its managed futures strategy primarily by investing in the Managed Futures Strategies Underlying Fund which invests up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor and has the same investment objective as the Fund and the Underlying Fund. The Subsidiary invests the majority of its assets in accounts (“Trading Accounts”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s managed futures program.

Investment Company Securities. The Fund may invest up to 100% of its assets in shares of affiliated investment companies. The Fund may also invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

The Fund’s investment in other investment companies may consist of shares of Exchange-Traded Funds (“ETFs”).  ETFs are securities whose value tracks a well-known securities index or basket of securities.  The Fund’s investments in ETFs are subject to its limitations on investments in other investment companies.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Government Obligations
U.S. Government obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.

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Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  Emerging market governments could default on their sovereign debt.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Corporate Debt Securities
The Fund may invest in fixed-income securities of any maturity including fixed income securities rated below “investment grade” by one or more recognized statistical ratings organizations, such as Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  Bonds rated below BBB by Standard & Poor’s or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both Standard & Poor’s and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds.  Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security.  If a security’s rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.

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Commercial Paper.  Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s.  Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Advisor, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Issuers of commercial paper rated A (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Repurchase Agreements.  Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security.  A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security.  The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

Warrants.  The Fund may invest a portion of its assets in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

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The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Advisor deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Futures and Options on Futures. The Fund may enter into commodity futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

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At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Commodities and Commodity Contracts. The Fund may purchase and sell commodity forward and futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions; may purchase or sell precious metals directly (metals are considered “commodities” under the federal commodities laws), and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the  ature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

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Writing Covered Call Options.  The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased.  A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date).  A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written.  Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund.  The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price.  During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. The Fund may write covered put options on equity securities to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased.  A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period.  The operation of put options in other respects is substantially identical to that of call options.

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When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices.  In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Options Transactions.  The Fund may write both covered and uncovered options.  Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

•	the writer of an option may be assigned an exercise at any time during the option period;
•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.  The success of the Fund in using the option strategies described above depends, among other things, on the Advisor’s ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor’s ability to select the proper time, type and duration of the options.

By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.  The Fund may also seek to earn additional income through receipt of premiums by writing covered put options.  The risk involved in writing such options is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities.  The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market.  In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid.  The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy.  The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market.  Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid.  In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received.  When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

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Credit Derivatives. The Fund may enter into credit default swaps, as a buyer or a seller.  The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying reference obligation in exchange for the underlying reference obligation.  If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased.  However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying reference obligation that may have little or no value following default.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default.  If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation. The value of the underlying reference obligation received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  Credit default swaps involve different risks than if the Fund invests in the underlying directly.

Borrowing.  The Fund may borrow to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions.  This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

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Illiquid Securities.  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  Illiquid securities include securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.  The Fund will not knowingly hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturates over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

Restricted Securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Short Sales.  The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments.  For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short.  The Advisor will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated.  The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion.  However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities.  At all times when the Fund does not own securities which are sold short, the Fund will maintain long securities available for collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

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Investment in Privately Negotiated Options. The Fund may also invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

Private Options will generally have a term ranging from 12 to 60 months. The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Advisor in accord with the Fund’s Investment Objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Advisor expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, the Fund may lose all or a portion of the Premium paid for the Private Option. The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund. At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the Premium.

Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.

The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.

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The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Advisor to be creditworthy and approved by the Board, including a majority of the Independent Directors. Neither the Advisor nor the Fund will have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Advisor nor the Fund will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

The following examples are intended to illustrate the basic structure and the gain or loss that the Fund might realize on Private Options. Certain details of a typical Private Option have been simplified for purposes of these examples.

Example A - Hypothetical Gain
The Advisor decides to acquire an interest in the increase (or decrease) in the value of securities that reflect the Fund’s investment objective (the “Securities”). On behalf of the Fund, the Advisor purchases a Private Option from a Counterparty using a Basket established under the Private Option that is comprised of the Securities. For example, the Fund may choose a notional amount of $150,000 and pay to the Counterparty a $50,000 up-front premium for the Private Option with the Fund entitled to any increase in value of the Basket in excess of $150,000. The Counterparty may or may not decide to purchase the notional value, $150,000, of the Securities that comprise the Basket in order to hedge its obligations under the Private Option. The Private Option is terminated after one year, at which time the value of the Index has increased to $180,000 and the Fund has paid $5,000 in fees and interest-equivalent payments. The Settlement Price would be calculated as $180,000 (the current notional amount), less $100,000 in economic leverage, and the Fund would have a net gain of $25,000 ($180,000 less $100,000 less $50,000 less $5,000).

Example B - Hypothetical Loss
The Advisor purchases a Private Option under the terms described above.  However, upon termination of the Private Option the value of the Basket has declined to $120,000. The Settlement Price would be calculated as $120,000, less $100,000 in economic leverage, and the Fund would have a net loss of $35,000 ($120,000 less $100,000 less $50,000 less $5,000).

Equity Swap Agreements. The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

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(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets.  The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 25% of the Fund’s net assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Investments. The Fund may adopt temporary defensive positions by investing up to 100% of its net assets in positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in:

▪	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

▪
commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s.  In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

▪	repurchase agreements;

To the extent the Fund invests in these temporary investments, the Fund may not reach its investment objective.

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MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Amended and Restated Declaration of Trust of the Trust (“Declaration of Trust”), which has been filed with the Securities and Exchange Commission and is available upon request.  The Board of Trustees consists of eight individuals, seven of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”).  Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.  The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

Independent Trustees

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
Joseph E. Breslin (58) November 18, 1953 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and Chairman	Indefinite Term since 2004	Private Investor (2009 to Present), Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009), Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007)	16	Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (9 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (9 portfolios).
H. Alexander Holmes (69) May 4, 1942 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	21	None

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Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
Thomas Mann (62) February 1, 1950 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2002	Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to Present)	16	Director, F-Squared Investments, Inc. (since January 2012)
Steve E. Moss (59) February 18, 1953 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Principal, Holden, Moss, Knott, Clark, Copley & Hoyle, PA, accountants and business consultants (1975 to Present). Managing Partner, Triangle Advisors, LLC, a business advisory firm (2008 to Present). Member Manager, HMKCT Properties, LLC (1996 to Present).	21	None
Gregory S. Sellers (52) May 5, 1959 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 to Present). Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	21	None
Daniel K. Wilson (63) June 22, 1948 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2012	Owner and Principal, Daniel K. Wilson, CPA (2008 to Present). Chief Financial Officer, Parkdale Mills, Inc., a textile manufacturer (1979 to 2008).	21	None

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Interested Trustee

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
David B. Perkins (49) July 18, 1962 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and President*	Indefinite Term since 2009	Chairman and Managing Principal, Hatteras Funds (2003 to Present).	21	None
*	Mr. Perkins is an “interested” Trustee because of his affiliation with the Advisor.
**
The term “fund complex” refers to (i) the Trust (consisting of five funds), (ii) the Underlying Funds Trust (consisting of five funds) and (iii) Hatteras Variable Trust (consisting of one fund), the investment advisor for each of which is Hatteras Alternative Mutual Funds, LLC (iv) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras Sector Select Fund, Hatteras Sector Select Institutional Fund and Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Capital Investment Management, LLC, an affiliate of Hatteras Alternative Mutual Funds, and (v) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment adviser for which is Hatteras Investment Partners LLC, an affiliate of Hatteras Alternative Mutual Funds.

Officers

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Robert Lance Baker (40) September 17, 1971 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Treasurer	Indefinite Term since 2009
Mr. Baker joined Hatteras in March 2008 and is currently the Chief Financial Officer of Hatteras and its affiliated entities. Prior to joining Hatteras, Mr. Baker was Controller, and later Vice President of Operations, at Smith Breeden Associates. Before that, Mr. Baker worked for the public accounting firm of BDO Seidman, and as a controller of a private entity in Durham, NC.

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Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Andrew P. Chica (36) September 7, 1975 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Chief Compliance Officer	Indefinite Term since 2009
Mr. Chica joined Hatteras in November 2007 and became the Chief Compliance Officer of Hatteras and its affiliates in 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Trustee for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer of U.S. Bancorp Fund Services, LLC.

J. Michael Fields (38) July 14, 1973 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Secretary	Indefinite Term since 2009	Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.

Compensation
Each Trustee who is not affiliated with the Trust, Underlying Funds Trust or the Advisor receives an annual retainer in the amount of $32,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings.  “Interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The table below details the anticipated amount of compensation the Trustees will receive for the fiscal year ended December 31, 2012.  Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from the Trust (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Joseph Breslin	$32,000	$0	$0	$62,000
Thomas Mann	$32,000	$0	$0	$62,000
H. Alexander Holmes	$32,000	$0	$0	$92,000
Steve E. Moss	$32,000	$0	$0	$92,000
Gregory S. Sellers	$32,000	$0	$0	$92,000
Daniel K. Wilson(3)	$32,000	$0	$0	$92,000
David Perkins	$0	$0	$0	$0
1	Trustee compensation is not a direct expense of the Trust because it is paid by the Advisor from the operating services fee it collects from the Trust.
2.
Fund Complex includes (i) the Trust (consisting of five funds), (ii) the Underlying Funds Trust (consisting of five funds) and (iii) Hatteras Variable Trust (consisting of one fund), the investment advisor for each of which is Hatteras Alternative Mutual Funds, LLC (iv) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras Sector Select Fund, Hatteras Sector Select Institutional Fund and Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Capital Investment Management, LLC, an affiliate of Hatteras Alternative Mutual Funds, and (v) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment adviser for which is Hatteras Investment Partners LLC, an affiliate of Hatteras Alternative Mutual Funds.  The Trustees received their total compensation from the operating services fees paid by the Fund Complex to the Advisor with regard to items (i), (ii) and (iii) and directly from the funds with regard to items (iv) and (v).

3.	Effective April 1, 2012, Mr. Wilson was appointed as an Independent Trustee.

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The Board of Trustees believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in the following areas:  management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Trust or other trusts in the Fund Complex.  Information as of December 31, 2011, indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

Joseph E. Breslin.  Mr. Breslin has been a Trustee and Chairman of the Board since 2004.  He has 25 years of investment management experience and has held positions as the chief operating officer of a financial services company and an investment management company.  He currently serves as a director and trustee of unrelated mutual funds and has held such positions since 2000.

H. Alexander Holmes.  Mr. Holmes has been a Trustee since 2009.  He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices.  He has over 43 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies.  He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

Thomas Mann.  Mr. Mann has been a Trustee since 2002.  He has 37 years of asset management and banking experience and is currently a managing director of an investment bank.

Steve E. Moss.  Mr. Moss has been a Trustee since 2009.  He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm, a manager of a real estate investment partnership, and managing partner of a business advisory firm.

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David B. Perkins.  Mr. Perkins has been a Trustee and President of the Trust since 2009.  In addition, Mr. Perkins has been Chairman and President of each registered closed-end fund in the Hatteras Funds Complex since inception. Mr. Perkins has also been the Chairman and Managing Principal of Hatteras Investment Partners LLC and its affiliated entities since September 2003.  Mr. Perkins has 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

Greg Sellers.  Mr. Sellers has been a Trustee since 2009.  He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance.  He is currently the chief financial officer of a marketing and print communications solutions company.

Daniel K. Wilson.  Mr. Wilson has been a Trustee since 2012.  Mr. Wilson has over 8 years of public accounting experience and currently runs an accounting business for which he is owner and principal.  He is a certified public accountant and previously served as Chief Financial Officer for a privately held company with sales in excess of $1 billion annually.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure
The Board of Trustees consists of eight individuals, seven of whom are Independent Trustees.  The Chairman of the Board of Trustees, Mr. Joseph E. Breslin, is an Independent Trustee and serves as liaison for communications between the Trustees and the Trust’s management and service providers.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Advisor and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face.  The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the Trust and the risks that the Trust faces.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trust, and the environment in which the Trust operates, changes.

Board of Trustees’ Role in Risk Oversight of the Trust
The Board oversees risk management for the Trust directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust’ senior officers (including the Trust’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Advisor, the Trust’s independent auditors, legal counsel and personnel from the Trust’s other service providers.  The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust’s activities.  In addition, the Advisor and the Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

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Board Committees

Audit Committee
The members of the Audit Committee of the Board of Trustees are Mr. Breslin, Mr. Mann, Mr. Holmes, Mr. Sellers, Mr. Wilson and Mr. Moss, each an Independent Trustee.  Mr. Moss is the chairperson of the Audit Committee. The Audit Committee oversees the Fund’s financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent registered public accountants and plans to meet at least once annually.

The members of the Audit Committee are also responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the issuer attorneys).  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence to a member of the Audit Committee as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee
The members of the Nominating Committee of the Board of Trustees are Mr. Breslin, Mr. Mann, Mr. Holmes, Mr. Moss, Mr. Sellers and Mr. Wilson, each an Independent Trustee. Mr. Sellers is the chairperson of the Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee does not consider nominees recommended by shareholders for vacancies on the Board.

Valuation Committee
The members of the Valuation Committee of the Board of Trustees are Mr. Breslin, Mr. Mann, Mr. Holmes, Mr. Sellers, Mr. Wilson and Mr. Moss, each an Independent Trustee, and Mr. Baker and Ms. Hughes, each of the Advisor.  Mr. Mann is the chairperson of the Valuation Committee.  The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors.

Management Ownership
No Trustee owned shares of the Fund as of the calendar year ended December 31, 2011, which is prior to the inception date of the Fund.

As of December 31, 2011, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or an affiliate of the Advisor or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate family have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Fund’s principal underwriter or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Fund’s principal underwriter or any affiliate thereof was a party.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Since the Fund was not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of the Fund’s outstanding shares.

INVESTMENT ADVISOR AND TRADING ADVISORS

Investment Advisor, Advisory Agreement and Services Agreement
Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615, the Fund’s Investment Advisor pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Advisor is controlled by Hatteras Capital Investment Management, LLC (“HCIM”).  David B. Perkins, Interested Trustee, and Robert Worthington, are managing members of HCIM.  Pursuant to the Advisory Agreement, the Advisor does not receive a monthly management fee from the Fund.

Under the terms of the Advisory Agreement between the Trust and the Advisor, the Advisor:

(1)	manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objective,

(2)	provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Advisor,

(3)	provides the Custodian of the Fund’s securities on each business day with a list of trades for that day, and

(4)	provides persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust.

Under the terms of the Operating Services Agreement (the “Services Agreement”) between the Trust and the Advisor, the Advisor pays the following Fund expenses, including, without limitation:

(1)	the costs incurred in connection with registration and maintenance of its registration under the Securities Act, the 1940 Act, and state securities laws and regulations,
(2)	preparation of and printing and mailing reports, notices and prospectuses to current shareholders,
(3)	transfer taxes on the sales of the Fund’s shares
(4)	custodial, shareholder transfer charges and fees of the Fund’s distributor,
(5)	legal (excluding litigation to which the Fund may be a party), auditing and accounting expenses,
(6)	expenses of servicing shareholder accounts,
(7)	insurance expenses for fidelity and other coverage,
(8)	fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act, and
(9)	expenses of Trustee and shareholder meetings.

The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party.  The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.  Fees associated with the Services Agreement are class specific.

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Pursuant to the Services Agreement, the Fund pays the Advisor an operating services fee, payable monthly, for the performance of services at the following annual rates:

Class A	0.84%
Institutional Class	0.59%

The Distributor or certain other third parties receive 0.25% of the average daily net assets of the Fund’s Class A shares for services performed under the Distribution Plan, as discussed in this SAI.  The operating services fee, the shareholder servicing fee and the distribution fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares.

The Fund incurs, indirectly, expenses through its investment in the Underlying Funds Trust.  The Advisor receives a management fee, payable monthly, for the performance of its services at an annual rate of 1.75% of the average daily net assets of the Underlying Fund.  The advisory fee will be accrued daily for the purpose of determining the offering and redemption price of the Underlying Fund’s shares.  Additionally, the Advisor and the Underlying Funds Trust, on behalf of the Underlying Fund have entered into an operating services agreement, under which the Underlying Fund pays the Advisor 0.25% of its average daily net assets.

The combined effect of the Underlying Fund’s management fee and operating services agreement is a total annual operating expense of 2.00% for the Underlying Fund.  Because the Fund invests in the Underlying Fund, these acquired fund fees and expenses, combined with the Advisory Agreement, Operating Services Agreement, Shareholder Servicing Agreement, Distribution Plan and the operating expense limitation agreement (discussed below) result in a cap or ceiling on the Fund’s ordinary annual operating expenses at the following annual rates, (excepting brokerage commissions and portfolio trading transfer tax, interest on Fund borrowing, dividends  and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses):

Class A
Class A	2.99%
Institutional Class	2.49%

The Advisor has contractually agreed to waive its operating services fees and/or pay expenses of the Fund to ensure that the Fund’s Net Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table above through at least April 30, 2013.  The term of the Fund’s operating expenses limitation agreement is indefinite and it can only be terminated upon a vote of the Board of Trustees.  Any waiver in operating services fees or payment of expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid, subject to these limitations.  Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board of Trustees.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses.

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The Advisory Agreement and Services Agreement will each continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Trust’s Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund.  The Advisory Agreement and Services Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trust’s Board of Trustees or by the Advisor, or by holders of a majority of the Fund’s outstanding shares.  The Advisory Agreement and Services Agreement shall terminate automatically in the event of its assignment.

Trading Advisors
The Advisor is responsible for selecting the Trading Advisors for the Managed Futures Strategies Underlying Fund. The Trading Advisors will be engaged to trade in accordance with the Managed Futures Strategies Underlying Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board of Trustees. Each Trading Advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the Managed Futures Strategies Underlying Fund assets it trades.

2100 Xenon Group
The Advisor has entered into a Trading Agreement with 2100 Xenon Group (“2100 Xenon”) to manage a portion of the Managed Futures Strategies portfolio.  2100 Xenon is located at 430 West Erie Street, Suite 300, Chicago, IL 60654, is a registered investment adviser and is registered as a Commodity Trading Advisor (“CTA”).  2100 Xenon provides portfolio management and trading services to high net worth individuals, pooled investment vehicles and corporations.

Dominion Capital Management Fund Advisors, Inc.
The Advisor has entered into a Trading Agreement with Dominion Capital Management Fund Advisors, Inc. (“Dominion”) to manage a portion of the Managed Futures Strategies portfolio.  Dominion is located at 12935 S. West Bayshore Dr., Suite 420, Traverse City, MI 49684, is a registered investment adviser and is registered as a CTA.  Dominion provides trading services to high net worth individuals.

Northfield Trading LP
The Advisor has entered into a Trading Agreement with Northfield Trading LP (“Northfield”) to manage a portion of the Managed Futures Strategies portfolio.  Northfield is located at 3609 S. Wadsworth, Suite 250, Denver, CO 80235-2110, is a registered investment adviser and is registered as a CTA.  Northfield provides trading services to high net worth individuals and pooled investment vehicles.

Revolution Capital Management, LLC
The Advisor has entered into a Trading Agreement with Revolution Capital Management, LLC (“Revolution”) to manage a portion of the Managed Futures Strategies portfolio.  Revolution is located at 520 Zang Street, Suite 209, Broomfield, CO 80021, and is registered as a CTA.  Revolution provides trading services to high-net worth individuals and institutional investors.

Trading Agreements
Each of the Trading Agreements provide that the Trading Advisor will assist the Advisor in providing a continuous investment program for that portion of the Managed Futures Strategies Underlying Fund’s assets allocated to the Trading Advisor including investment research and management with respect to commodity interests. Each Trading Advisor will, subject to the supervision and control of the Advisor, provide services under this Agreement in accordance with the Managed Futures Strategies Underlying Fund’s investment objective, policies and restrictions. Each Trading Advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Trading Agreement.

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Each Trading Agreement will continue in effect from year to year after each Agreement’s initial two-year term, provided it is approved at least annually by a vote of the majority of the Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Trading Agreement may be terminated without penalty at any time by the Advisor or the Trading Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Portfolio Managers
The following section provides information regarding each portfolio managers’ compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers
The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Hatteras Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of December 31, 2011, for the Fund.  Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Michael P. Hennen	$0	$0	$0	$0	$0	$0
Robert Murphy	$0	$0	$0	$0	$0	$0

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance.  Information is shown as of December 31, 2011. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Michael P. Hennen	0	$0	0	$0	0	$0
Robert Murphy	0	$0	0	$0	0	$0

Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Each Trading Advisor may manage other accounts that have similar investment objectives or strategies. Portfolio managers of each of the Trading Advisors who manage other investment accounts in addition to the Fund may be presented with the potential conflicts.

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Any material conflicts of interest which may arise in connection with a Trading Advisor’s management of the Fund’s investments and the management of the investments of other accounts are addressed primarily through each Trading Advisor’s allocation policies.  The Trading Advisors attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account.

Compensation Structure and Methods
The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s portfolio managers as of December 31, 2011.

Hatteras Alternative Mutual Funds, LLC
The compensation of the portfolio managers may include a fixed annual salary, a bonus plan (a portion of which may be deferred) based on the trailing three year performance of a portfolio relative to an index and may include equity ownership of the Advisor. Compensation levels, including base salary, may be contractually fixed with the Advisor.

Securities Owned in the Fund by Portfolio Managers.
As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund as it had not commenced operations.

Codes of Ethics
The Fund, the Advisor, the Trading Advisors and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the Fund’s code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Advisor provides a voice on behalf of shareholders of the Fund.  The Advisor views the proxy voting process as an integral part of the relationship with the Fund.  The Advisor is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly.  Therefore, the Fund delegates authority to vote proxies to the Advisor, subject to the supervision of the Board of Trustees.  The Fund, through the Portfolio Managers or designated Trading Advisor, will conduct a thorough review of and analysis of the underlying company’s proxy statements and vote proxies in accordance with the Fund’s Proxy Voting Policies and Procedures (“Policies and Procedures”), as summarized below.  The Fund also has a designated Proxy Administrator who is responsible for ensuring that all Fund proxy matters are communicated to the Portfolio Managers or designated Trading Advisor.  The fundamental purpose of the Policies and Procedures is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, and that maximizes the value of the Fund’s investment.

Policies and Procedures
The Policies and Procedures recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term strategic direction, subject to the oversight of the company’s board of directors.  Accordingly, the Fund believes that the recommendation of management on most issues deserves weight in determining how proxy issues should be voted. The company’s position, however, will not be supported in any situation where the Portfolio Managers reasonably believes that it is not in the best interest of the Fund or a particular company.  It is anticipated that most votes will be consistent with the guidelines set forth in the Policies and Procedures; however, the Portfolio Managers, or designated Trading Advisor, may occasionally take an independent view on certain issues and vote differently. Votes inconsistent with the Policies and Procedures are reviewed for reasonableness.

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Certain of the Fund’s proxy voting guidelines as set forth in the Policies and Procedures are summarized below:

•	vote AGAINST proposals to require supermajority shareholder vote,
•	vote FOR shareholder proposals to ask a company to submit its poison pill for shareholder ratification,
•	vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating their duty of care.

Although many proxy proposals can be voted in accordance with the Fund’s Policies and Procedures, some proposals (such as votes on proposals regarding director nominees or votes on compensation plans for directors) will require special consideration, and the Portfolio Managers will make a decision on a case-by-case basis in these situations.

Conflicts of Interest
Occasionally, the Advisor, or a Trading Advisor or an affiliate, may be subject to conflicts of interest in the voting of Fund proxies due to business or personal relationships.  In most cases, to the extent that there is little or no discretion to deviate from the Fund’s Policies and Procedures on the proposal in question, proxies will be voted in accordance with such pre-determined guidelines.  In other situations, the Portfolio Managers or designated Trading Advisor may defer to the voting recommendation of either the Fund’s Audit Committee, a non-conflicted party, an independent third party proxy voting service provider; or in consultation with legal counsel, to determine the appropriate method to resolve the conflict of interest.

More Information
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-877-569-2882 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-877-569-2882 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  The offering of the Fund’s shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  Hatteras Capital Distributors, LLC is an affiliate of the Advisor.  Quasar Distributors, LLC (“Quasar”) serves as the Fund’s sub-distributor pursuant to a sub-distribution agreement with the Fund and the Distributor.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

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The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Advisor and the Trading Advisors for the Underlying Fund that they manage for the Fund directly.  The Advisor and their appointed Trading Advisors are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use.  Such allocation is to be in such amounts and proportions as the Advisor and Trading Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor or Trading Advisor will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor or Trading Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Advisor or Trading Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor or Trading Advisor exercises investment discretion.  Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO HOLDINGS INFORMATION

The Board of Trustees of the Trust has adopted policies to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interest of Fund shareholders. The portfolio holdings disclosure policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Trust. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Fund’s portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A list of the Fund’s underlying portfolio holdings as of each calendar quarter-end is also available on the Fund’s website at www.hatterasfunds.com within sixty days after the calendar quarter-end.

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From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least sixty days, as described above. The disclosure is made with the authorization of either the Trust’s Chief Compliance Officer or her designee.  In addition, the Fund’s Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times, possibly no lag time, to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.  Additionally, and in order to ensure that the disclosure of the Trust’s portfolio holdings is in the best interests of the Trust’s shareholders, the following factors, and any additional relevant factors, shall be considered by the Chief Compliance Officer or a designated officer of the Trust when disclosing non-public portfolio holdings information to selected third parties: (1) whether the disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (2) avoidance of any conflicts of interest between the interests of the Trust’s shareholders and the service providers.  Rating and ranking organizations, the Fund’s service providers and pension plan sponsors and/or their consultants are subject to these restrictions.  Holdings information is currently being sent to Morningstar, Standard & Poor’s, Lipper, Bloomberg, Vickers Stock Research, Thomson Financial and Capital-Bridge sixty days following each calendar quarter.

In addition, the Fund’s service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisor or a Trading Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Advisor.  The Advisor will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  The calculation excludes from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) positions held less than a year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

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The Fund will invest portions of its assets to seek short-term capital appreciation.  The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Absolute return and arbitrage investment strategies are characterized by a high turnover rate because, in general, many of the opportunities for capital appreciation are of a relatively short time in duration.  As an example, in merger arbitrage, the majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  The Fund will generally benefit from the timely realization of the opportunity for which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

FUND ADMINISTRATION

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Advisor and the Fund.  As such, USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.

FUND ACCOUNTING AND TRANSFER AGENT

USBFS serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement with the Advisor.  Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.  USBFS will receive a fund accountant fee for the Fund, which will be billed to the Advisor on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to:  (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state.  USBFS will receive a transfer agent fee, which will be billed to the Advisor on a monthly basis.

CUSTODIAN

The Custodian for the Fund is U.S. Bank N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  As Custodian, U.S. Bank N.A. holds all of securities and cash owned by the Fund.  All of the custodian fees will be paid by the Advisor.

DESCRIPTION OF SHARES

Each share of the Fund has one vote in the election of Trustees.  Cumulative voting is not authorized for the Fund.  This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

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Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series.  Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The authorized capitalization of Hatteras Alternative Mutual Funds Trust consists of 1 billion shares of beneficial interest of $0.001 par value per share.  Each share has equal dividend, distribution and liquidation rights.  There are no conversion or preemptive rights applicable to any shares of the Fund.  All shares issued are fully paid and non-assessable.

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act (the “Plan”), whereby Class A shares of the Fund pay to the Distributor or certain other third parties distribution fees as described in the prospectus. The Distributor may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Fund and for other purposes.

The Trust’s Board of Trustees has determined that the Plan could be a significant factor in the growth and retention of Fund’s assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund’s shareholders. A cash flow from sales of shares may enable the Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board also considered that continuing growth in the Fund’s size would be in the shareholders’ best interests because increased size would allow the Fund to realize certain economies of scale in its operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of the Fund closing to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The Board of Trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of the Advisor, in promoting the continuous sale of the Fund’s shares. The Board of Trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Board of Trustees, including all of the trustees who are non-interested persons as defined in the Investment Company Act.  The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of the Fund. The Plan must be reviewed annually and may be continued from year to year by vote of the Board of Trustees, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the Plan’s operation (“non-interested trustees”), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and the Advisor, or, as to the Fund, by vote of a majority of the Fund’s outstanding shares.

The Plan may not be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected series of the Trust, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

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The Advisor is required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the Board with such other information as it may reasonably request to enable it to make an informed determination of whether the Plan should be continued.

The maximum amount of fees payable under the Plan during any year with respect to Class A shares is 0.25% of the average daily net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price
The net asset value (“NAV”) per share of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund, which typically consists of the Underlying Investments, less its liabilities, and dividing by the total number of shares outstanding.  Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and on the American Stock Exchange, at the last reported sales price on that exchange;

(2)
by valuing portfolio securities traded in the Nasdaq National Market System for which market quotations are readily available using the Nasdaq Official Closing Price (“NOCP”), or, if the NOCP is not available, at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices;

(3)	by valuing put and call options which are listed on an exchange, but which are not traded on the valuation date are valued at the mean of the last bid and asked prices;

(4)
by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

(5)
by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although others may do the actual calculation.

The Advisor reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Advisor.

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern Time); on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

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Trading in Foreign Securities
Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund’s Board of Trustees.

Purchase of Shares
Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share, plus any applicable sales charge, computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Exchange Privilege
Shareholders may exchange shares within the Trust.  Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or long term capital gains or losses on the exchange.

Shareholders may exchange shares by telephone or in writing as follows:

By Telephone:

You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging.  Exchange requests must be received before 4:00 p.m., Eastern Time to be processed that day.

In Writing:

You may send your exchange request in writing.  Please provide the fund name and account number for each of the funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

The Trust may modify or terminate the exchange privilege at any time upon 60 days prior notice to shareholders.  Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes.  If you cannot contact your broker or bank by telephone, you should send your request in writing via overnight mail.

Redemption of Shares
The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment.  The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow.  These cash flows can unnecessarily disrupt the Fund’s investment program.  Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned.  Additionally, short-term trading drives up the Fund’s transaction costs measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.

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The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectuses.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)
when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Fund’s Prospectuses will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Institutional Class Shares

Institutional Class Shares may be purchased through a financial intermediary and are primarily intended for qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s Distributor or for investment plans such as “wrap accounts which have entered into an agreement with the Fund’s Distributor.  For example, Institutional Class shares may be purchased by financial intermediaries who (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Fund’s principal underwriter to offer Institutional Class shares through their no-load network or platform. Clients of these financial intermediaries may include, but are not limited to, individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans).  Institutional Class shares may also be purchased by other institutional investors subject to a $1 million investment minimum for all accounts.

Sales Charges and Dealer Reallowance
Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

If you purchase Class A shares of the Fund you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows and the dealer reallowance is as shown in the far right column:

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Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	0.00%

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Fund without a dealer of record.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed, as described above.

Breakpoints/Volume Discounts and Sales Charge Waivers
Reducing Your Sales Charge.  You may be able to reduce the sales charge on Class A shares of the Fund based on the combined market value of your accounts.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.

•
By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months.  Reinvested dividends and capital gains do not count as purchases made during this period.  The Transfer Agent will hold in escrow shares equal to approximately 4.75% of the amount you say you intend to buy.  If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid.  Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.  For example, an investor has $50,000 to invest in the Fund, but intends to invest an additional $5,000 per month for the next 13 months for a total of $115,000.  Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 3.75% rather than 4.75%.  If the investor fails to meet the intended LOI amount in the 13-month period, however, the Fund will charge the higher sales load retroactively.

•
Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.  The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of the Fund already owned and adding the dollar amount of your current purchase.  For example, an individual has a $55,000 investment in the Fund, which was sold with a 4.75% front-end load.  The investor intends to open a second account and purchase $50,000 of the Fund.  Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 3.75% (rather than the 4.75% for a single transaction amount).

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Eligible Accounts.  Certain accounts may be aggregated for ROA eligibility, including your current investment in the Fund, and previous investments you and members of your primary household group have made in the Fund, provided your investment was subject to a sales charge.  (Your primary household group consists of you, your spouse and children under age 21 living at home.)  Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

•	Individual or joint accounts held in your name;

•	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and

•	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation;

The following accounts are not eligible to be included in determining ROA eligibility;

•	Investments in Class A shares where the sales charge was waived.

Waiving Your Sales Charge. If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Advisor and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor and its affiliates.

•	Current employees of:
o	The Transfer Agent;
o	Broker-dealers, (including their affiliates) who act as selling agents for the Funds/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

More information regarding the Fund’s sales charges, breakpoint thresholds and waivers is available free of charge on the Fund’s website: www.hatterasmutualfunds.com.  Click on “Breakpoints and Sales Loads.”

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TAX STATUS

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders.  Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau.  By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements.  Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes.  Distributions of net investment income and net capital gain will be made after December 31, the end of each fiscal year.  Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash. Net investment income is made up of dividends and interest less expenses.  Net capital gain for a fiscal year is computed by taking into account any capital loss carryover of the Fund.

To be treated as a regulated investment company under Subchapter M of the code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code.  The formula requires payment to shareholders during a calendar year of distributions representing at least 98.2% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year.  Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

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The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are generally exempt from income taxation under the Code with respect to an investment in a regulated investment company if they have not funded such investment with borrowed funds.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income or, under current law, as qualified dividend income.

Distributions of net capital gain (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in Fund shares.  Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets.  However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period.  All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return.  Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year.  Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to the reporting requirements described below.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.  Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect tax identification number or a previous failure to report taxable interest or dividends.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

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Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of Fund shares.  A brief explanation of the form and character of the distribution accompany each distribution.  In January of each year the Fund issued to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. Persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by a shareholder.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected KPMG LLP, as their independent registered public accounting firm.

LEGAL COUNSEL

Blank Rome LLP (“Blank Rome”), 405 Lexington Avenue, New York, NY 10174, is counsel to the Fund and provides counsel on legal matters relating to the Fund.  Blank Rome also serves as independent legal counsel to the Board of Trustees.

FINANCIAL STATEMENTS

Investors in the Fund will be informed of the Fund’s progress through periodic reports.  Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.  Since the Fund had not commenced operations as of the date of this SAI, no financial statements are available.

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